SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                       Securities and Exchange Act of 1934
                               (Amendment No.   )
                                             ---


Filed by the Registrant     [X]

Filed by Party other than the Registrant     [ ]

Check the appropriate box:

[X]     Preliminary Proxy Statement
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Sec.240-11(c) or Sec.240.14a-12


                               Wedge Net Experts, Inc.
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                               Wedge Net Experts, Inc.
                 ----------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


       1)   Title of each class of securities to which transaction applies:

            -------------------------------------------------------

       2)   Aggregate number of securities to which transaction applies:

            -------------------------------------------------------

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

            -------------------------------------------------------

       4)   Proposed  maximum  aggregate  value  of  transaction:

            -------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)   Amount  Previously  Paid:

            -------------------------------------------------------

       2)   Form, Schedule or Registration No.:

            -------------------------------------------------------

       3)   Filing Party:

            -------------------------------------------------------

       4)   Date Filed:

            -------------------------------------------------------


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                             WEDGE NET EXPERTS, INC.
                                300 Sunport Lane
                             Orlando, Florida 32809
                               Tel. (407) 240-1414
                               Fax (407) 240-1431

                          NOTICE OF SPECIAL MEETING OF
                     SHAREHOLDERS TO BE HELD APRIL 29, 2002



     Notice is hereby given that a Special Meeting of the Shareholders of Wedge Net Experts, Inc. (the "Company") will be held at the company's offices located at 300 Sunport Lane, Orlando, Florida 32809, on April 29, 2002, at 10:00 a.m., for the following purpose:

     1.   To change the name of the Company to SEQUIAM CORPORATION.

     2. To transact such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on April 12, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at such meeting. Shareholders are entitled to one vote for each share held. As of April 12, 2001, the Company had 24,233,000 shares of voting stock issued and outstanding.

                                      WEDGE  NET  EXPERTS,  INC.



April     ,  2002                     By:
       ---                               ---------------------------------
                                         Nicolaas  Van  den  Brekel,
                                         Chief  Executive  Officer

                             WEDGE NET EXPERTS, INC.
                                300 Sunport Lane
                             Orlando, Florida 32809
                               Tel. (407) 240-1414
                               Fax (407) 240-1431


                                 PROXY STATEMENT

     The accompanying proxy is solicited by the Board of Directors of the Company for voting at the special meeting of shareholders to be held on April 29, 2002, and at any and all adjournments of such meeting. If the proxy is executed and returned, it will be voted at the meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposals set forth in the accompanying notice of the special meeting of shareholders. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address set forth on page one or in person at the time of the meeting. Additionally, any later dated proxy will revoke a previous proxy from the same shareholder. This proxy statement was mailed to shareholders of record on or about April 12, 2002.

     Only the holders of the Company's common stock ("Voting Stock") are entitled to vote at the meeting. Each share of Voting Stock is entitled to one vote, and votes may be cast either in person or by proxy. A quorum consisting of a majority of the shares entitled to vote is required for the meeting. The affirmative vote of the holders of a majority of the outstanding shares of the Company's Voting Stock is required to approve the change of the Company's name. The approval of the holders of a majority of shares of Voting Stock present at the meeting, in person or by proxy, is required to approve any other proposal to come before the meeting. As of April 12, 2002, the Company had 24,233,000 outstanding shares of Voting Stock held by approximately 55 shareholders of record.

     Shares of the Company's Voting Stock represented by properly executed proxies that reflect abstentions or "broker non-votes" will be counted as present for purposes of determining the presence of a quorum at the special meeting. "Broker non-votes" represent shares held by brokerage firms in "street-name" with respect to which the broker has not received instructions from the customer or otherwise does not have discretionary voting authority. Brokerage firms will not have discretionary authority to vote these "street-name" shares with respect to the proposal to change the Company's name or to increase the number of authorized shares of the Company's common stock. Because approval of the name change and increase in the number of authorized shares requires the approval of a majority of the Company's outstanding shares, abstentions and broker non-votes will have the same effect as votes against the approval of the matters to be voted upon at the meeting.

     Each of Nicolaas Van den Brekel and Mark Mroczkowski, which collectively own 76.34% of the Company's Voting Stock, intends to vote his shares in favor of the proposals specified in the notice of the Special Meeting of Shareholders.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth the number of and percentage of outstanding shares of Voting Stock beneficially owned by each of the officers and directors of the Company and as a group and those shareholders owning more than 5% of the Company's Common Stock as of April 12, 2002.

NAME AND ADDRESS                COMMON STOCK      SHARES OF PERCENT OF CLASS
--------------------------------------------------------------------------------
Nicolaas H. Van den Brekel
300 Sunport Lane                14,000,000                       57.77%
Orlando, Florida 32809
--------------------------------------------------------------------------------
Mark Morczkowksi
300 Sunport Lane                 4,500,000                       18.57%
Orlando, Florida 32809
--------------------------------------------------------------------------------
Gregory M. Walters
1706 Winding Ridge Road
Knoxville, Tennessee 37922       2,300,000                        9.49%
--------------------------------------------------------------------------------
Dana Walters
1706 Winding Ridge Road
Knoxville, Tennessee 37922               0                        0.00%
--------------------------------------------------------------------------------
Donald Brady
1706 Winding Ridge Road
Knoxville, Tennessee 37922               0                        0.00%
--------------------------------------------------------------------------------
All Officers and Directors      20,800,000                       85.83%

                  ACQUISITION OF SUBSIDIARY AND RELATED ASSETS

     Effective as of April 1, 2002, the Company acquired all of the issued and outstanding shares of Sequiam, Inc., a Delaware corporation. Thereupon, the Company caused Sequiam, Inc. to be merged into its wholly-owned subsidiary, Sequiam Acquisitions, Inc., a California corporation. Sequiam Acquisitions, Inc. survived the merger, and changed its name to Sequiam, Inc., a California corporation.

                     PROPOSAL: CHANGE OF THE COMPANY'S NAME

     Because the Company's subsidiary, Sequiam, Inc., is the primary asset of the Company, the Company's Directors have unanimously approved a resolution to change the name of the Company to "Sequiam Corporation." The name change will be effected by an amendment to the Company's Articles of Incorporation, and will become effective upon the filing of a Certificate of Amendment of Articles of Incorporation with the California Secretary of State in the form of Exhibit A to
                                                                    ---------
this proxy statement. This Proposal must be approved by holders of a majority of the Company's Voting Stock; if it is not so approved, the Company will consider other alternatives including the retention of its current name.


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                        AVAILABILITY OF FILINGS MADE WITH
                     THE SECURITIES AND EXCHANGE COMMISSION

     The Company's Annual Report on Form 10-KSB and its latest Quarterly Report on Form 10-QSB will be sent to any shareholder of the Company upon request. Requests for a copy of these reports should be addressed to the Secretary of the Company at the address provided on the first page of this proxy statement.

                              SHAREHOLDER PROPOSALS

     Any shareholder proposal which may properly be included in the proxy solicitation material for the annual meeting of shareholders to be held after the Company's fiscal year ending December 31, 2001, must be received by the Secretary of the Company not later than June 1, 2002.


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
                                    EXHIBIT A
                                    ---------

                            CERTIFICATE OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION
                                       OF
                            WEDGE NET EXPERTS, INC.,
                            a California corporation


     The undersigned certify that:

                                        I

     They are the president and the secretary, respectively, of WEDGE NET EXPERTS, INC., a California corporation.

                                       II

     Article I of the Articles of Incorporation of this corporation is amended to read as follows:

     "The  name  of  this  corporation  is  SEQUIAM  CORPORATION."

                                       III

     The foregoing amendment of Articles of Incorporation has been duly approved by the board of directors.

                                       IV

     The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of the shareholders in accordance with Section 902, California Corporations Code. The total number of outstanding shares of this corporation is Twenty-four Million Two Hundred Thirty-three Thousand (24,233,000). The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.


Dated:
      --------------------             -----------------------------------------
                                       Nicolaas H. Van den Brekel, President


                                       -----------------------------------------
                                       Mark L. Mroczkowski, Secretary

                             WEDGE NET EXPERTS, INC.
                                      PROXY

                This Proxy is Solicited by the Board of Directors

     The undersigned shareholder of Wedge Net Experts, Inc. (the "Company") acknowledges receipt of the Notice of the Special Meeting of Shareholders, to be held April 29, 2002, 10:00 a.m. local time, at the Company's offices at 300 Sunport Lane, Orlando, Florida 32809, and hereby appoints Nicolaas H. Van den Brekel and Mark L. Mroczkowski, each with the power of substitution, as Attorneys and Proxies to vote all the shares of the undersigned at said Special Meeting of Shareholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorneys and Proxies may do or cause to be done by virtue hereof. The above named Attorneys and Proxies are instructed to vote all of the undersigned's shares as follows:

     (1) To change the name of the Company to SEQUIAM CORPORATION upon the terms set forth in the accompanying proxy statement.

               [ ] FOR           [ ] AGAINST           [ ] ABSTAIN

     (2) To transact such other business as may properly come before the meeting. In this discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DISCRETION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ITEMS 1, 2 AND 3.

                         Dated  this      day  of           ,  2002.
                                    ------       -----------


                         -----------------------------------
                                      (Signature)

                         Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing.

                         Please Sign, Date and Return this Proxy so that your shares may be voted at the meeting.

                         Return  this  Proxy  to:
                         FIRST  AMERICAN  STOCK  TRANSFER
                         1717  E.  Bell  Road  #2
                         Phoenix,  Arizona  85022
                         Tel:  602-485-1346
                         Fax:  602-788-0423


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